BEST OF AMERICA ADVISOR VARIABLE ANNUITY
   INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION
                    INITIAL MINIMUM PURCHASE PAYMENT: $25,000
                        NATIONWIDE LIFE INSURANCE COMPANY
                                 P.O. BOX 182021
                             COLUMBUS, OH 43218-2021
                                 1-800-848-6331
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CONTRACT TYPE AN OPTION MUST BE SELECTED.                   This Contract is established as a:
[ ] NON-QUALIFIED                                           [ ] 401(a) (Investment Only) DISCLOSURE FORM REQUIRED
[ ] IRA                                                     [ ] 403(b) TSA (Non-ERISA only) DISCLOSURE FORM REQUIRED
[ ] Roth IRA                                                [ ] SEP IRA FORM 5305 REQUIRED
[ ] SIMPLE IRA  ADDITIONAL FORMS REQUIRED                   [ ] CRT* (Charitable Remainder Trust) DISCLOSURE FORM REQUIRED
                                                                       *NOT AVAILABLE IN NJ
====================================================================================================================================
DEATH BENEFIT OPTIONS      *SELECTION OF THE FOLLOWING  ENHANCED DEATH BENEFIT RIDER WILL RESULT IN AN INCREASE IN YOUR VARIABLE
                           ACCOUNT CHARGE.  PLEASE SEE THE PROSPECTUS. ONLY ONE DEATH BENEFIT MAY BE SELECTED.

IF NO OPTION IS SELECTED, THE DEATH BENEFIT WILL BE THE STANDARD DEATH BENEFIT AS DESCRIBED IN THE CONTRACT.

  Standard Death Benefit  THERE IS NO ADDITIONAL COST FOR THIS BENEFIT.

THE  FOLLOWING  OPTION IS  AVAILABLE  FOR  ANNUITANTS  AGE 80 OR YOUNGER.  SPOUSAL PROTECTION  IS AVAILABLE  ONLY FOR  NON-QUALIFIED
CONTRACTS AND CONTRACTS ISSUED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS).  THE CO-ANNUITANT SECTION BELOW MUST BE COMPLETED.

  One Year  Enhanced  Death  Benefit  Rider with Spousal  Protection  (In NY and TX, this benefit is an available option  within the
Contract.)
====================================================================================================================================
CONTRACT OWNER                                                      *Not available under a Qualified Plan Contract
                                                                     CONTINGENT OWNER* JOINT OWNER*
 Last Name or Plan Name                                            Last Name            SPOUSE ONLY EXCEPT IN HI, NJ, NY, PA AND VT.


------ --- ---- --- ---- --- ---- --- ---- --- ---- --- ----          --- ---- --- ---- --- --- ---- --- ---- --- ---- --- ----

 First Name or Plan Name (continued)                      MI       First Name                                              MI


------ --- ---- --- ---- --- ---- --- ---- --- ----     ----          --- ---- --- ---- --- --- ---- --- ---- --- ----     ----
 Address                                                           Address
         --------------------------------------------------                --------------------------------------------------


Sex   M    F   Birthdate     /      /                              Sex   M    F                        Birthdate       /      /
                         -------------------------                                                               -------------------
                         MM     DD    YYYY                                                                          MM    DD    YYYY

Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                        -----------------------------------                                -----------------------------------
Employer
        ---------------------------------------------------
====================================================================================================================================
ANNUITANT   COMPLETE ONLY IF DIFFERENT FROM CONTRACT OWNER         *Not available under a Qualified Plan Contract
                                                                     *CONTINGENT ANNUITANT   COMPLETE ONLY IF APPLICABLE
                                                                     *CO-ANNUITANT IF ELECTED, THE CO-ANNUITANT MUST BE THE SPOUSE.

 Last Name                                                         Last Name           ONLY APPLICABLE WITH ONE YEAR ENHANCED


------ --- ---- --- ---- --- ---- --- ---- --- ---- --- ----          --- ---- --- ---- --- --- ---- --- ---- --- ---- --- ----

 First Name                                              MI        First Name                                              MI


------ --- ---- --- ---- --- ---- --- ---- --- ----     ----          --- ---- --- ---- --- --- ---- --- ---- --- ----     ----

 Address                                                           Address
         --------------------------------------------------                --------------------------------------------------
          MAXIMUM ISSUE AGE THROUGH 85.                                      MAXIMUM ISSUE AGE THROUGH 85.

Sex   M    F   Birthdate     /      /                              Sex   M    F                        Birthdate       /      /
                         -------------------------                                                               -------------------
                         MM     DD    YYYY                                                                          MM    DD    YYYY

Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                        -----------------------------------                                -----------------------------------

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BENEFICIARY             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
-----------------------
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY
                      ______________________________________    ___________%    ____________     _______________       __/___/____

                      ______________________________________    ___________%    ____________     _______________       __/___/____

                      ______________________________________    ___________%    ____________     _______________       __/___/____

                      ______________________________________    ___________%    ____________     _______________       __/___/____



APO-5802                          PRODUCT OF NATIONWIDE LIFE INSURANCE CO.                                       STANDARD (10/2002)
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ANNUITY PURCHASE PAYMENTS                                PAYMENT ENCLOSED          TRANSFER/1035 (requires transfer form)
                                                         ROLLOVER                  OTHER          APPLY FOR TAX YEAR_____

First Purchase Payment submitted:  $_____________________A  copy  of  this  application  properly  signed  by  the  registered representative  will constitute  receipt for such amount. If this application is declined by the Nationwide Life Insurance  Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

====================================================================================================================================
PURCHASE PAYMENT OPTIONS AND ALLOCATIONS                            WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                    A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.
====================================================================================================================================
THE UNDERLYING  INVESTMENT  OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE IN VARIABLE ANNUITY  INSURANCE  PRODUCTS ISSUED BY
LIFE INSURANCE  COMPANIES OR, IN SOME CASES,  THROUGH  PARTICIPATION IN CERTAIN  QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT
OFFERED TO THE GENERAL PUBLIC DIRECTLY.
====================================================================================================================================
UNDERLYING  MUTUAL FUNDS SHOWN BELOW  DESIGNATED BY AN ** MAY INCLUDE  RESTRICTIONS  AND/OR CHARGES,  PLEASE REVIEW
THE UNDERLYING FUND PROSPECTUS CAREFULLY.
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                        AVAILABLE UNDERLYING MUTUAL FUNDS

AIM VARIABLE INSURANCE FUNDS, INC.
AIM V. I. Basic Value Fund: Series I Shares
AIM V. I. Capital Appreciation Fund: Series I Shares
AIM V. I. Capital Development Fund: Series I Shares
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein Small Cap Value Portfolio: Class A
Growth & Income Portfolio: Class A
AllianceBernstein International Value Portfolio: Class A
AllianceBernstein Real Estate Investment
     Portfolio: Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Income & Growth Fund: Class I
American Century VP Inflation Adjusted Securities Fund: Class II
American Century VP International
     Fund: Class I
American Century VP Ultra Fund:
     Class I
American Century VP Value Fund:
     Class I
DREYFUS
Stock Index Fund, Inc.: Initial Shares
DREYFUS INVESTMENT
PORTFOLIOS
Emerging Markets Portfolio: Initial
     Shares
Small Cap Stock Index Portfolio:
     Service Shares
DREYFUS VARIABLE
INVESTMENT FUND
Appreciation Portfolio: Initial Shares
Small Cap Portfolio: Initial Shares
FEDERATED INSURANCE SERIES
Federated Quality Bond II: Primary
     Shares

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Equity - Income Portfolio: Service Class
VIP Growth Portfolio: Service Class
VIP Money Market Portfolio: Service Class 2
VIP Overseas Portfolio: Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Contrafund(R)Portfolio: Service Class
VIP II Investment Grade Bond Portfolio: Service Class
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Fund:
     Class II
Franklin US Government Fund: Class II
Templeton Developing Markets Securities Fund: Class II
Templeton Foreign Securities Fund: Class II
Templeton Growth Securities Fund: Class II
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF Dynamics Fund
INVESCO VIF Small Company Growth Fund
JANUS ASPEN SERIES
Balanced Portfolio: Service Shares
Capital Appreciation Portfolio: Service Shares
Core Equity Portfolio: Service Shares
International Growth Portfolio: Service Shares
LORD ABBETT SERIES FUND, INC.
Growth and Income Portfolio: Class VC
Mid Cap Value Portfolio: Class VC
MFS(R)VARIABLE INSURANCE TRUST
MFS Investors Growth Stock Series: Service Class
MFS Value Series: Service Class
NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST
AMT Fasciano Portfolio: Class S
AMT Limited Maturity Bond Portfolio:
     Class I
AMT Mid Cap Growth Portfolio: Class I

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Capital Appreciation/VA: Initial Class
Oppenheimer Global Securities Fund/VA: Initial Class
Oppenheimer High Income Fund/VA: Initial Class
Oppenheimer Main Street Growth & Income Fund/VA: Initial Class
Oppenheimer Main Street Small Cap Fund/VA: Initial Class
PIMCO
VIT High Yield Portfolio: Administrative Shares
VIT Low Duration Portfolio: Administrative Shares
VIT Total Return Portfolio: Administrative Shares
VAN KAMPEN
   THE UNIVERSAL INSTITUTIONAL FUNDS INC.
Emerging Markets Debt Portfolio: Class I
U. S. Real Estate Portfolio: Class I
VAN KAMPEN LIFE INVESTMENT TRUST
Growth & Income Portfolio: Class I


MVA/GUAR. TERM OPTION (GTO)
(NOT AVAILABLE IN MD, NY, PA OR WA.)
  3 Year                $1,000 minimum
  5 Year                    for each
  7 Year                MVA/GTO option.
  10 Year
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THE CONTRACT OWNER HAS ELECTED THE FOLLOWING UNDERLYING MUTUAL FUNDS:

_________________________    ____%         ___________________________    ____%
_________________________    ____%         ___________________________    ____%
_________________________    ____%


AVAILABLE MODEL PORTFOLIOS

In lieu of the individual election of the above Underlying Mutual Funds, the Contract Owner may elect one of the model portfolios below. Each model portfolio has a varying allocation of assets among a set of Underlying Mutual Funds currently available. Note the individual Underlying Mutual Funds listed as part of the model portfolio are subject to change, therefore, the Contract Owner (upon election) is selecting the model portfolio, and not necessarily the individual Underlying Mutual Funds currently making up the model portfolio.


 _
|_|    AGGRESSIVE PORTFOLIO
     6%   Alliance VP Series Fund, Inc. - AllianceBernstein
             Real Estate Investment Portfolio: Class A
     3%   American Century VP, Inc. - American Century
             VP Inflation Adjusted Securities Fund: Class II
     7%   Franklin Templeton VIP Trust - Franklin Small
             Cap Value Securities Fund: Class II
     2%   Franklin Templeton VIP Trust - Templeton
             Developing Markets Securities Fund: Class II
     10%  Franklin Templeton VIP Trust - Templeton
             Foreign Securities Fund: Class II
     7%   INVESCO VIF, Inc. - INVESCO VIF
             Small Company Growth Fund
     15%  Janus Aspen Series - Capital Appreciation
             Portfolio: Service Shares
     7%   Janus Aspen Series - International Growth
             Portfolio: Service Shares
     15%  Lord Abbett Series Portfolio, Inc - Growth and
             Income Fund: Class VC
     5%   Lord Abbett Series Portfolio, Inc - Mid Cap
             Value Fund:Class VC
     5%   Neuberger Berman Advisors Management
             Trust - AMT Mid Cap Growth Portfolio: Class I
     18%  Oppenheimer Main Street Growth &
             Income Fund/VA: Initial Class
  _
 |_|   MODERATELY AGGRESSIVE PORTFOLIO
     5%   Alliance VP Series Fund, Inc. - AllianceBernstein
             Real Estate Investment Portfolio: Class A
     9%   American Century VP, Inc. - American Century
             VP Inflation Adjusted Securities Fund: Class II
     5%   Franklin Templeton VIP Trust - Franklin Small
             Cap Value Securities Fund: Class II
     2%   Franklin Templeton VIP Trust - Templeton
             Developing Markets Securities Fund: Class II
     8%   Franklin Templeton VIP Trust - Templeton
             Foreign Securities Fund: Class II
     5%   INVESCO VIF, Inc. - INVESCO VIF
             Small Company Growth Fund
     13%  Janus Aspen Series - Capital Appreciation
             Portfolio: Service Shares
     8%   Janus Aspen Series - International Growth
             Portfolio: Service Shares
     13%  Lord Abbett Series Fund, Inc - Growth and
             Income Portfolio: Class VC
     4%   Lord Abbett Series Fund, Inc - Mid Cap
             Value Portfolio: Class VC
     4%   Neuberger Berman Advisors Management
             Trust - AMT Mid Cap Growth Portfolio: Class I
     15%  Oppenheimer Main Street Growth &
             Income Fund/VA: Initial Class
     9%   PIMCO VIT Total Return Portfolio: Administrative
             Shares
 _
|_|     MODERATE PORTFOLIO
     4%   Alliance VP Series Fund, Inc. - AllianceBernstein
             Real Estate Investment Portfolio: Class A
     13%  American Century VP, Inc. - American Century VP Inflation Adjusted
             Securities Fund: Class II

       MODERATE PORTFOLIO (CONTINUED)

     6%   Fidelity VIP Fund - VIP Money Market Portfolio: Service Class 2
     3%   Franklin Templeton VIP Trust - Franklin Small Cap Value
             Securities Fund: Class II
     2%   Franklin Templeton VIP Trust - Templeton Developing Markets
             Securities Fund: Class II
     7%   Franklin Templeton VIP Trust - Templeton Foreign Securities
             Fund: Class II
     3%   INVESCO VIF, Inc. - INVESCO VIF Small Company Growth Fund
     10%  Janus Aspen Series - Capital Appreciation Portfolio: Service Shares
     7%   Janus Aspen Series - International Growth Portfolio: Service Shares
     10%  Lord Abbett Series Fund, Inc - Growth and Income Portfolio:
             Class VC
     2.5% Lord Abbett Series Fund, Inc - Mid Cap Value Portfolio: Class VC 2.5% Neuberger Berman Advisors Management Trust - AMT Mid Cap
             Growth Portfolio: Class I
     12%  Oppenheimer Main Street Growth & Income Fund/VA: Initial Class
     6%   PIMCO VIT High Yield Fund: Administrative Shares
     12%  PIMCO VIT Total Return Fund: Administrative Shares
 _
|_|    MODERATELY CONSERVATIVE PORTFOLIO
     3%   Alliance VP Series Fund, Inc. - AllianceBernstein Real Estate
             Investment Portfolio: Class A
     17%  American Century VP, Inc. - American Century VP Inflation
             Adjusted Securities Fund: Class II
     12%  Fidelity VIP Fund - VIP Money Market Portfolio: Service Class 2
     2%   Franklin Templeton VIP Trust - Franklin Small Cap Value
             Securities Fund: Class II
     5%   Franklin Templeton VIP Trust - Templeton Foreign Securities Fund:
             Class II
     2%   INVESCO VIF, Inc. - INVESCO VIF Small Company Growth Fund
     8%   Janus Aspen Series - Capital Appreciation Portfolio: Service Shares
     5%   Janus Aspen Series - International Growth Portfolio: Service Shares
     8%   Lord Abbett Series Fund, Inc - Growth and Income  Portfolio:
             Class VC
     2%   Lord Abbett Series Fund, Inc - Mid Cap Value Portfolio: Class VC
     2%   Neuberger Berman Advisors Management Trust - AMT Mid Cap
             Growth Portfolio: Class I
     10%  Oppenheimer Main Street Growth & Income Fund/VA: Initial Class
     7%   PIMCO VIT High Yield Portfolio: Administrative Shares
     17%  PIMCO VIT Total Return Portfolio: Administrative Shares
 _
|_|    CONSERVATIVE PORTFOLIO
     2%   Alliance VP Series Fund, Inc. - AllianceBernstein Real Estate
             Investment Portfolio: Class A
     22%  American Century VP, Inc. - American Century VP Inflation
             Adjusted Securities Fund: Class II
     27%  Fidelity VIP Fund - VIP Money Market Portfolio: Service Class 2
     2%   Franklin Templeton VIP Trust - Templeton Foreign Securities Fund:
             Class II
     3%   Janus Aspen Series - Capital Appreciation Portfolio: Service Shares
     3%   Janus Aspen Series - International Growth Portfolio: Service Shares
     3%   Lord Abbett Series Fund, Inc - Growth and Income Portfolio:
             Class VC
     2%   Lord Abbett Series Fund, Inc - Mid Cap Value Portfolio: Class VC
     2%   Neuberger Berman Advisors Management Trust - AMT Mid Cap
             Growth Portfolio: Class I
     6%   Oppenheimer Main Street Growth & Income Fund/VA: Initial Class
     8%   PIMCO VIT High Yield Portfolio: Administrative Shares
     20%  PIMCO VIT Total Return Portfolio: Administrative Shares


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REMARKS



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                           NOTICE TO AZ RESIDENTS ONLY

UPON WRITTEN REQUEST, THE COMPANY AGREES TO PROVIDE, WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE ANNUITY CONTRACT TO THE CONTRACT OWNER. TO BE SURE THAT THE CONTRACT OWNER IS SATISFIED WITH THIS CONTRACT, THE CONTRACT OWNER HAS THE RIGHT TO EXAMINE THE CONTRACT. WITHIN TEN DAYS OF THE DAY THE CONTRACT IS RECEIVED BY THE CONTRACT OWNER, IT MAY BE RETURNED TO THE HOME OFFICE OF THE COMPANY OR THE AGENT THROUGH WHOM IT WAS PURCHASED. WHEN THE CONTRACT IS RECEIVED AT THE HOME OFFICE, THE COMPANY WILL VOID THE CONTRACT AS THOUGH IT HAD NEVER BEEN IN FORCE AND THE CONTRACT VALUE WILL BE REFUNDED IN FULL.

THE COMPANY RESERVES THE RIGHT TO ALLOCATE ANY PURCHASE PAYMENTS RECEIVED DURING THE RIGHT TO EXAMINE PERIOD TO A MONEY MARKET FUND. WHEN THE RIGHT TO EXAMINE PERIOD HAS EXPIRED, THE CONTRACT VALUE WILL BE ALLOCATED TO THE UNDERLYING FUND OPTIONS SPECIFIED BY THE CONTRACT OWNER.

FOR IRAS, IF THE CONTRACT OWNER RETURNS THE CONTRACT WITHIN THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL RETURN THE PURCHASE PAYMENT.

             NOTICE TO FL, MN, ND, SC, SD, TX, AND VT RESIDENTS ONLY

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES, AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, OR WHEN SUBJECT TO A MARKET VALUE ADJUSTMENT ARE VARIABLE, MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE FLUCTUATIONS IN THE NET INVESTMENT FACTOR OR APPLICATION OF A MARKET VALUE ADJUSTMENT, AS APPLICABLE, AND ARE NOT GUARANTEED AS TO FIXED-DOLLAR AMOUNT, UNLESS OTHERWISE SPECIFIED. A MARKET VALUE ADJUSTMENT MAY BE ASSESSED ON ANY GUARANTEED TERM OPTIONS THAT HAVE NOT MATURED JUST PRIOR TO ANNUITIZATION AND WOULD BE IN ADDITION TO THE SCHEDULED SURRENDER PENALTY CHARGE.

ADDITIONALLY, ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING INVESTMENT OPTIONS MAY VARY AND ARE NOT GUARANTEED BY NATIONWIDE LIFE INSURANCE COMPANY, ANY OTHER INSURANCE COMPANY, BY THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. THEY ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY AGENCY FEDERAL OR STATE.

           NOTICE TO AR, CO, KY, LA, ME, NM, OH AND TN RESIDENTS ONLY

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH MAY BE A CRIME AND MAY SUBJECT SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES, FINES, IMPRISONMENT, OR A DENIAL OF INSURANCE BENEFITS.

                           NOTICE TO DC RESIDENTS ONLY

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

                           NOTICE TO MN RESIDENTS ONLY

THIS CONTRACT IS NOT PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THE INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

                           NOTICE TO FL RESIDENTS ONLY

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

                           NOTICE TO NJ RESIDENTS ONLY

ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

                           NOTICE TO WA RESIDENTS ONLY

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR KNOWINGLY MAKES A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE UNDER STATE LAW.

                       NOTICE TO OK AND PA RESIDENTS ONLY

ANY PERSON WHO  KNOWINGLY  AND WITH INTENT TO DEFRAUD ANY  INSURANCE  COMPANY OR
OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING
ANY  MATERIALLY  FALSE  INFORMATION  OR CONCEALS FOR THE PURPOSE OF  MISLEADING,
INFORMATION  CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE
ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.
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CONTRACT OWNER SIGNATURES
To the best of my knowledge  and belief,  I hereby  represent my answers to the above  questions to be accurate and complete.  I acknowledge  that I have received and  understand  the current  prospectus  for this variable  annuity
Contract.  I ALSO  UNDERSTAND  THAT THE  GUARANTEED  TERM  OPTIONS OF THE MULTIPLE  MATURITY  ACCOUNT THAT HAVE NOT
MATURED  (REACHED  THE  MATURITY  DATE) MAY BE  SUBJECT  TO AN  AUTOMATIC  MARKET  VALUE  ADJUSTMENT  JUST PRIOR TO
ANNUITIZATION. (GTOS NOT AVAILABLE IN MD, NY, PA AND WA.)

 Yes   No         Will the applied for Contract replace existing annuities or insurance?

                  Please send me a copy of the Statement of Additional Information to the Prospectus.

                  I consent  to having the  Company  send my  prospectus(es),  confirmation  statements,  quarterly statements, annual statements, and other product information to my e-mail address shown below.

CONTRACT OWNER'S E-MAIL ADDRESS
                               ----------------------------------------


STATE IN WHICH APPLICATION WAS SIGNED                                                  DATE
                                     -----------------------------------------------       -------------------------------------
                                                                       State

THE CONTRACT PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT ARE VARIABLE AND ARE NOT
GUARANTEED AS TO FIXED DOLLAR AMOUNT.

CONTRACT OWNER
              -------------------------------------------------------------------------------------------------------------------
                                                                       Signature

JOINT CONTRACT OWNER
                    -------------------------------------------------------------------------------------------------------------
                                                                       Signature

CO-ANNUITANT
            ---------------------------------------------------------------------------------------------------------------------
                                                                       Signature

----------------------------------------------------------------------- ------------------------------------------------------------
REGISTERED REPRESENTATIVE INFORMATION
-----------------------------------------------------------------------

 Yes   No Do you have any  reason  to  believe  the  Contract  applied  for is to  replace  existing  annuities  or insurance?

REGISTERED REPRESENTATIVE
                         ---------------------------------------------------------------------------------------------------------
                                                                                         Signature
       Florida License Identification #: (Florida Agents only)
                                                              --------------------------------------------------------------------

       NAME
                 -----------------------------------------------------------------------------------------------------------------
                                                                      (Please Print)

       REGISTERED REPRESENTATIVE SS#
                                    ----------------------------------------------------------------------------------------------


       FIRM NAME                                                                   PHONE (           )
                      ----------------------------------------------------------         -----------------------------------------

       ADDRESS
                      ------------------------------------------------------------------------------------------------------------

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